BANK LOANS (Tables)	12 Months Ended
Sep. 30, 2021
BANK LOANS.
Schedule of bank loans	As of September 30, 2021 and 2020, the bank loans consist of the following:

	As of	As of
	September 30, 2021	September 30, 2020
Agricultural Bank of China (“ABC”) (1)	$—	$2,939,750
Agricultural Development Bank of China (“ADBC”) (2)	—	2,939,750
Lanzhou Bank (3)	—	1,469,875
Total	—	7,349,375

(1)	In 2019 and 2020, Gansu QLS entered into a series of short-term bank loan agreements with ABC with a loan period of twelve months. Gansu QLS pledged its property and buildings as collateral for the loans. The loans bear fixed interest rates ranging from 4.05% to 5.44% per annum. The loans are guaranteed by Mr. Zhanchang Xin, principal shareholder of the Company and Gansu QLS and pledged by Gansu QLS’s building and land use right. The loans outstanding as of September 30, 2020 matured in February 2021 to March of 2021 and have been fully repaid.

The terms of the loan agreements contain certain restrictive financial covenants which, among other things, require Gansu QLS to maintain specified debt ratio and contingent liability ratio. As of September 30, 2020, Gansu QLS was in compliance with such covenants.

(2)	In February and April 2020, Gansu QLS entered into two short-term bank loan agreements with ADBC for twelve months. The loans bear fixed interest rates ranging of 4.15% per annum. Gansu QLS’s building and land use right were pledged for the loans. One loan of RMB10,000,000 (approximately $1.5 million) matured in February 2021 and was fully repaid upon maturity. The other loan outstanding as of September 30, 2020 matured in April of 2021 and has been fully repaid.
(3)	In April 2020, Gansu QLS entered into one short-term bank loan agreements with Lanzhou Bank for twelve months. The loan bears fixed interest rates ranging of 4.55% per annum. Gansu QLS’s building and land use right were pledged for the loans. The loans outstanding as of September 30, 2020 matured in April of 2021 and has been fully repaid.